EXHIBIT 10.25

AMENDMENT NO. 4 TO
AMENDED AND RESTATED LOAN AND SERVICING AGREEMENT
THIS AMENDMENT NO. 4 TO AMENDED AND RESTATED LOAN AND SERVICING AGREEMENT (this “Amendment”), dated as of June 30, 2016, is by and among EXPO INC., a Delaware corporation (the “SPV”), NEWELL BRANDS INC. (formerly known as Newell Rubbermaid Inc.), a Delaware corporation, as servicer (in such capacity, the “Servicer”), the entities party hereto as Conduit Lenders (the “Conduit Lenders”), the entities party hereto as Committed Lenders (the “Committed Lenders” and, together with the Conduit Lenders, the “Lenders”), the entities party hereto as Managing Agents (the “Managing Agents”), PNC BANK, NATIONAL ASSOCIATION, a national banking association, as the Administrative Agent for the Lenders (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Loan and Servicing Agreement (defined below).

WHEREAS, the SPV, the Servicer, the Conduit Lenders, the Committed Lenders, the Managing Agents and the Administrative Agent are parties to that certain Amended and Restated Loan and Servicing Agreement dated as of September 6, 2013 (as heretofore amended, restated, supplemented or otherwise modified, the “Loan and Servicing Agreement”); and
WHEREAS, the parties to the Loan and Servicing Agreement have agreed to amend the Loan and Servicing Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Amendment to the Loan and Servicing Agreement. Effective as of the Effective Date, subject to the satisfaction of the conditions precedent set forth in Section 2 below, the definition of “Scheduled Termination Date” appearing in Section 1.01 of the Loan and Servicing Agreement is amended and restated in its entirety to read as follows:
“Scheduled Termination Date” means October 7, 2016, unless such date is extended pursuant to Section 2.01(c).
Section 2.    Conditions Precedent. This Amendment shall become effective as of the date hereof (the “Effective Date”) upon the receipt by the Administrative Agent of this Amendment duly executed by the parties hereto.
Section 3.    Representations and Warranties. Each of the SPV and the Servicer hereby represents and warrants that:
3.1.    This Amendment and the Loan and Servicing Agreement, as amended hereby, constitute legal, valid and binding obligations of such parties and are enforceable against such parties in accordance with their terms.
3.2.    Upon the effectiveness of this Amendment and after giving effect hereto, the covenants, representations and warranties of each such party, respectively, set forth in Article IV of the Loan and Servicing Agreement, as amended hereby, are true and correct in all material respects as of the date hereof.
3.3.    Upon the effectiveness of this Amendment, no event or circumstance has occurred and is continuing which constitutes an Event of Termination or an Incipient Event of Termination.
Section 4.    Reference to and Effect on the Loan and Servicing Agreement.
4.1.    Upon the effectiveness of this Amendment hereof, on and after the date hereof, each reference in the Loan and Servicing Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Loan and Servicing Agreement and its amendments, as amended hereby.
4.2.    The Loan and Servicing Agreement, as amended hereby, and all other amendments, documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.
4.3.    Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Conduit Lenders, the Committed Lenders, the Managing Agents or the Administrative Agent, nor constitute a waiver of any provision of the Loan and Servicing Agreement, any Transaction Document or any other documents, instruments and agreements executed and/or delivered in connection therewith.
Section 5.    Governing Law. THIS AMENDMENT AND THE OBLIGATIONS HEREUNDER, SHALL IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
Section 6.    Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
Section 7.    Counterparts; Facsimile Signatures. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment. Delivery by facsimile of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.
Section 8.    Entire Agreement. The parties hereto hereby agree that this Amendment constitutes the entire agreement concerning the subject matter hereof and supersedes any and all written and/or oral prior agreements, negotiations, correspondence, understandings and communications.
Section 9.    Fees, Costs and Expenses. Newell shall pay on demand all reasonable and invoiced fees and out-of-pocket expenses of Sidley Austin LLP, counsel for the Administrative Agent and the Managing Agents, incurred in connection with the preparation, negotiation, execution and delivery of this Amendment.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

EXPO INC.,
as SPV

By: /s/ John B. Ellis
Name: John B. Ellis
Title: Vice President, Treasurer and Finance Operations

NEWELL BRANDS INC.,
as Servicer

By: Amit Singh
Name: Amit Singh
Title: Senior Vice President, Treasurer

Signature Page to
Amendment No. 4 to Amended and Restated Loan and Servicing Agreement

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent, as a Managing Agent and as a
Committed Lender

By: /s/ Eric M. Bruno
Name: Eric M. Bruno
Title: Senior Vice President

Signature Page to
Amendment No. 4 to Amended and Restated Loan and Servicing Agreement

VICTORY RECEIVABLES CORPORATION,
as a Conduit Lender

By: David V. DeAngelis
Name: David V. DeAngelis
Title: Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
NEW YORK BRANCH,
as a Managing Agent

By: /s/ Richard Gregory Hurst
Name: Richard Gregory Hurst
Title: Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
NEW YORK BRANCH,
as a Committed Lender

By: /s/ Richard Gregory Hurst
Name: Richard Gregory Hurst
Title: Managing Director

Signature Page to
Amendment No. 4 to Amended and Restated Loan and Servicing Agreement

THUNDER BAY FUNDING LLC,
as a Conduit Lender

By: /s/ Veronica L. Gallagher
Name: Veronica L. Gallagher
Title: Authorized Signatory

ROYAL BANK OF CANADA,
as a Managing Agent and a Committed Lender

By: /s/ Kimberly L. Wagner
Name: Kimberly L. Wagner
Title: Authorized Signatory

By: /s/ Stephen A. Kuklinski
Name: Stephen A. Kuklinski
Title: Authorized Signatory

Signature Page to
Amendment No. 4 to Amended and Restated Loan and Servicing Agreement